UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2022. The total returns for Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2022
Cohen & Steers Select Preferred and Income Fund at Net Asset Value[a]	–16.18%
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	–21.19%
ICE BofA Fixed Rate Preferred Securities Index[b]	–13.92%
Linked Blended Benchmark[b]	–12.88%
Bloomberg US Aggregate Bond Index[b]	–10.35%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.135 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]	For benchmark descriptions, see page 5.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Preferred securities struggled along with broader financial markets in the six-month period ended June 30, 2022, hindered by concerns about inflation and interest rates. In the wake of massive global monetary and fiscal stimulus in response to pandemic-induced economic weakness, a combination of tight labor markets, strong consumer demand and supply chain bottlenecks pushed inflation to a 40-year high. The yield on the 10-year U.S. Treasury note rose sharply, from 1.5% at the start of the period to 3.0% at period end.

During the period, the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018, followed by two additional hikes, to 1.75%, and affirmed its commitment to reining in inflation. The European Central Bank indicated it would begin to tighten policy in 2022 as well, but signaled it would remain flexible in light of the potential impact of the war in Ukraine on Europe’s economy. In this environment, preferreds had a significant absolute decline but held up somewhat better than investment-grade corporate bonds and high-yield debt.

Fund Performance

The Fund had a negative total return in the period and underperformed its linked blended benchmark on both a NAV and market price basis.

The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are a substantial issuer of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. And despite increased economic uncertainty, loan credit quality remained strong and bank management teams sounded upbeat on consumer and corporate balance sheets. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.

Bank preferreds performed in line with the blended benchmark in the period. The Fund’s allocation to bank preferreds contributed to relative performance due to security selection (we maintained a modest banking sector underweight).

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

In the insurance sector, which slightly outperformed the overall preferreds market, property & casualty companies saw significant premium growth with the recovering economy, while life insurers benefited from a declining overall Covid impact and from solid results in their investment portfolios. The Fund’s underweight and security selection in insurance detracted from relative performance.

The utilities sector modestly outperformed the broader preferreds market. Security selection in utilities hindered the portfolio’s relative performance, due in part to holding an out-of-benchmark position in a France-based electric utility that struggled, impacted by a regulatory cap on power prices as power costs rose. The Fund’s telecommunications allocation, which consisted of several higher-yielding out-of-benchmark issues, hindered performance with a significant decline.

The pipeline sector performed in line with broader preferreds. Pipeline company cash flows continued to improve on higher crude oil prices, driven by recovering demand and geopolitical supply disruptions. Security selection in pipelines contributed positively to relative performance, in part due to certain out-of-benchmark positions that outperformed.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2022.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps significantly contributed to the Fund’s total return for the for the six-month period ended June 30, 2022. The Fund also used “swaptions,” which are options to enter into interest-rate swaps with the intention of managing interest-rate risk. The swaptions did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards contributed to the Fund’s total return for the six-month period ended June 30, 2022.

The Fund also engaged in currency option transactions with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2022.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2022

	1 Year	5 Years	10 Years	Since Inception[a]
Fund at NAV	–15.27%	2.36%	7.10%	7.64%
Fund at Market Value	–27.21%	1.35%	6.72%	6.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[a]	Commencement of investment operations was November 24, 2010.

Benchmark Descriptions

The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index through March 31, 2022 and the blended benchmark consisting of 55% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index thereafter.

The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg US Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2022, leverage represented 34% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	34%
% Variable Rate Financing	16%
Variable Rate	2.3%
% Fixed Rate Financing[c]	84%
Weighted Average Rate on Fixed Financing	1.9%
Weighted Average Term on Fixed Financing	4.3 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2022. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2022

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

Farm Credit Bank of Texas, 6.75%, 144A	$5,000,000	1.3
Citigroup Capital III, 7.625%, due 12/1/36	4,851,657	1.3
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	4,644,044	1.2
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	4,578,667	1.2
Bank of America Corp., 6.25%, Series X	4,502,190	1.2
BP Capital Markets PLC, 4.875% (United Kingdom)	4,466,716	1.2
WESCO International, Inc., 10.625%, Series A	4,442,040	1.2
Wells Fargo & Co., 3.90%, Series BB	4,304,204	1.1
Credit Suisse Group AG, 9.75%, 144A (Switzerland)	4,095,000	1.1
JPMorgan Chase & Co., 6.10%, Series X	3,833,946	1.0

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2022 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	21.0%
BANKS	4.1%
Dime Community Bancshares, Inc., 5.50%[a]		56,453	$1,160,109
Fifth Third Bancorp, 6.625% to 12/31/23, Series Ia,b,*		49,735	1,253,819
Merchants Bancorp/IN, 6.00%, Series Ca		85,000	1,926,950
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,b,*		17,279	421,608
PacWest Bancorp, 7.75% to 9/1/27, Series Ab		41,200	1,053,484
PNC Financial Services Group, Inc./The, 5.353% (3 Month US LIBOR + 4.067%), Series P (FRN)a,c,*		19,408	492,187
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,b,*		28,080	710,705
Signature Bank/New York NY, 5.00%, Series aa,*		44,333	815,727
Texas Capital Bancshares, Inc., 5.75%, Series Ba,*		84,175	1,797,136
Western Alliance Bancorp, 4.25% to 9/30/26, Series Aa,b,*		37,633	825,292

			10,457,017

ELECTRIC	1.8%
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,b		162,000	4,442,040

ELECTRIC—FOREIGN	0.8%
BIP Bermuda Holdings I Ltd., 5.125% (Canada)a,*		10,153	216,868
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)*		47,325	864,628
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)a,*		47,732	892,350

			1,973,846

FINANCIAL	1.2%
DIVERSIFIED FINANCIAL SERVICES	0.8%
Carlyle Finance LLC, 4.625%, due 5/15/61*		16,711	302,803
Federal Agricultural Mortgage Corp., 4.875%, Series Ga		27,286	545,720
Synchrony Financial, 5.625%, Series Aa,*		54,280	1,036,748

			1,885,271

INVESTMENT BANKER/BROKER	0.4%
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		40,758	1,032,808

TOTAL FINANCIAL			2,918,079

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
INDUSTRIALS—CHEMICALS	1.2%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,b]		28,188	$728,660
CHS, Inc., 6.75% to 9/30/24, Series 3[a,b]		71,955	1,844,926
CHS, Inc., 7.50%, Series 4[a]		20,422	537,915

			3,111,501

INSURANCE	3.2%
LIFE/HEALTH INSURANCE	1.7%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b,*		22,205	546,021
Athene Holding Ltd., 5.625%, Series Ba,*		31,058	677,064
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b,*		18,452	468,681
Athene Holding Ltd., 4.875%, Series Da,*		40,172	735,951
Brighthouse Financial, Inc., 5.375%, Series Ca,*		88,800	1,712,064
Equitable Holdings, Inc., 5.25%, Series Aa,*		4,723	99,655

			4,239,436

MULTI-LINE	0.3%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[b],*		34,650	855,855

PROPERTY CASUALTY	0.7%
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,b,*		79,150	1,844,195

REINSURANCE—FOREIGN	0.5%
SiriusPoint Ltd., 8.00% to 2/26/26, Series B (Bermuda)[a,b],*		48,400	1,127,720

TOTAL INSURANCE			8,067,206

INTEGRATED TELECOMMUNICATIONS SERVICES	2.3%
Telephone and Data Systems, Inc., 6.625%, Series UUa,*		82,867	1,677,228
Telephone and Data Systems, Inc., 6.00%, Series VVa,*		68,967	1,269,682
United States Cellular Corp., 5.50%, due 3/1/70*		48,244	895,891
United States Cellular Corp., 5.50%, due 6/1/70*		40,319	755,175
United States Cellular Corp., 6.25%, due 9/1/69*		53,350	1,093,675

			5,691,651

PIPELINES	1.9%
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b,*		128,715	3,047,971
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b,*		78,522	1,829,563

			4,877,534

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Shares	Value
PIPELINES—FOREIGN	0.7%
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)[a,b]		36,891	$474,321
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[b],*		40,240	996,745
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)[a,b]		26,957	426,177

			1,897,243

REAL ESTATE	2.9%
DATA CENTERS	0.4%
KKR Real Estate Finance Trust, Inc., 6.50%, Series Aa		50,000	1,087,505

DIVERSIFIED	0.7%
Urstadt Biddle Properties, Inc., 5.875%, Series Ka		87,729	1,889,683

HOTEL	0.4%
Pebblebrook Hotel Trust, 6.375%, Series Ga		46,400	951,200

NET LEASE	0.3%
Spirit Realty Capital, Inc., 6.00%, Series Aa,*		31,046	742,931

OFFICE	1.1%
Brookfield Property Partners LP, 5.75%, Series Aa,*		36,050	615,734
Brookfield Property Partners LP, 6.50%, Series A-1[a],*		64,780	1,292,361
Brookfield Property Preferred LP, 6.25%, due 7/26/81*		20,000	397,000
Hudson Pacific Properties, Inc., 4.75%, Series Ca,*		21,222	404,279

			2,709,374

TOTAL REAL ESTATE			7,380,693

UTILITIES—ELECTRIC—FOREIGN	0.9%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b],*		27,542	689,376
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b],*		22,887	557,985
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a],*		25,091	427,300
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[a],*		34,274	596,025

			2,270,686

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$61,359,702)			53,087,496

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	121.6%
BANKS	34.7%
AgriBank FCB, 6.875% to 1/1/24a,b,*		26,000	†	$2,632,500
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,b,*		$497,000		395,682
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,b,*		2,735,000		2,024,584
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		2,141,000		1,882,542
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		2,100,000		2,069,287
Bank of America Corp., 6.125% to 4/27/27, Series TTa,b		1,840,000		1,779,050
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		4,620,000		4,502,190
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		3,151,000		3,128,565
Bank of America Corp., 8.05%, due 6/15/27, Series B		1,815,000		2,027,186
Capital One Financial Corp., 3.95% to 9/1/26, Series Ma,b,*		833,000		670,565
Citigroup Capital III, 7.625%, due 12/1/36, (TruPS)		4,115,000		4,851,657
Citigroup, Inc., 3.875% to 2/18/26[a,b]		3,680,000		3,063,600
Citigroup, Inc., 4.00% to 12/10/25, Series Wa,b		650,000		563,875
Citigroup, Inc., 4.15% to 11/15/26, Series Ya,b		680,000		547,400
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,b		1,073,000		946,922
Citigroup, Inc., 5.90% to 2/15/23[a,b]		750,000		736,701
Citigroup, Inc., 5.95% to 1/30/23[a,b]		1,443,000		1,417,459
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b		2,700,000		2,509,924
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		2,259,000		2,207,912
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,b,*		1,477,000		1,453,090
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b,*		303,000		265,246
CoBank ACB, 6.25% to 10/1/22, Series Fa,b,*		25,000	†	2,513,750
CoBank ACB, 6.25% to 10/1/26, Series Ia,b,*		2,534,000		2,400,965
Comerica, Inc., 5.625% to 7/1/25a,b,*		1,212,000		1,202,910
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (TruPS)d,*		457,869		507,090
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,b,d		1,850,000		1,766,813
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,d		50,000	†	5,000,000
Fifth Third Bancorp, 4.50% to 9/30/25, Series La,b,*		600,000		560,236
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)[a,c,d]		1,537	†	1,249,544
Goldman Sachs Capital I, 6.345%, due 2/15/34, (TruPS)		681,000		722,969
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ua,b		678,000		528,041

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Va,b		$478,000	$391,363
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b		1,481,000	1,435,163
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Ga,b		1,020,000	906,562
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,b		723,000	679,522
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHa,b		145,000	122,818
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,b		692,000	611,123
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		4,103,000	3,833,946
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b		608,000	579,163
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		3,230,000	3,253,579
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series Ua,b,*		1,780,000	1,713,054
Regions Financial Corp., 5.75% to 6/15/25, Series Da,b		620,000	615,480
SVB Financial Group, 4.00% to 5/15/26, Series Ca,b		2,580,000	1,969,133
SVB Financial Group, 4.25% to 11/15/26, Series Da,b		2,410,000	1,822,938
SVB Financial Group, 4.70% to 11/15/31, Series Ea,b		1,280,000	966,016
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b,*		1,509,000	1,472,689
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b,*		1,056,000	960,960
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b,*		1,119,000	922,309
US Bancorp, 3.70% to 1/15/27a,b,*		338,000	260,260
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b		4,994,000	4,304,204
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b,*		2,460,000	2,404,404
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,b		323,000	292,864
Wells Fargo & Co., 5.95%, due 12/1/86*		1,712,000	1,755,124
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		249,000	290,985

			87,691,914

BANKS—FOREIGN	43.7%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[a,b,e,f]		1,200,000	1,076,806
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)[a,b,e,f]		600,000	614,230
AIB Group PLC, 6.25% to 6/23/25 (Ireland)[a,b,e,f]		1,600,000	1,565,607
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)a,b,d,f,*		1,000,000	983,335
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,f]		800,000	732,492

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

	Principal Amount	Value
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[a,b,e,f]	$800,000	$752,895
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[a,b,e,f]	800,000	752,620
Banco BPM SpA, 7.00% to 4/12/27 (Italy)[a,b,e,f]	800,000	740,901
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]	2,200,000	2,158,750
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,d],*	2,300,000	2,350,312
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)[a,b,e,f]	500,000	484,099
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,b,e,f]	1,610,000	1,676,655
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,b],*	1,380,000	1,283,000
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,f]	2,400,000	2,231,345
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,b,f]	1,400,000	1,639,460
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)[a,b,e,f]	600,000	720,004
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)[a,b,f],*	800,000	788,000
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,f]	3,400,000	3,349,000
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)[a,b,e,f]	2,800,000	3,390,131
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,d,f]	1,780,000	1,713,250
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,d,f]	965,000	917,971
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,d,f]	2,400,000	2,377,543
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,b,e,f]	2,000,000	1,849,020
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)[a,b,e,f]	400,000	470,999
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,d,f],*	1,700,000	1,642,177
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d,f],*	3,300,000	3,264,904
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,d,f],*	650,000	668,054
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[d,f],*	1,000,000	1,002,500
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,d,f]	3,000,000	2,486,244
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,d,f]	600,000	521,399
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,d,f]	2,287,000	2,184,414
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,d,f]	1,600,000	1,480,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

	Principal Amount	Value
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[a,b,d,f]	$4,000,000	$4,095,000
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[a,b,e,f]	1,600,000	1,508,571
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[a,b,f],*	2,200,000	1,908,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,f],*	2,600,000	2,366,000
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,d]	930,000	1,264,716
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,f]	1,200,000	1,161,989
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,f]	1,000,000	908,086
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)[b,e]	800,000	708,930
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,f]	2,200,000	2,014,837
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,f]	2,000,000	1,888,424
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,b,e,f]	1,600,000	1,549,904
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,d,f],*	2,000,000	1,806,496
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)[a,b,f],*	1,600,000	1,507,448
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,f],*	2,937,000	2,854,514
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,f]	2,400,000	2,345,213
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[a,b,d,f]	400,000	362,116
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[a,b,e,f]	600,000	654,793
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,f]	3,800,000	3,526,048
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,f]	2,200,000	2,182,356
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,d,f],*	400,000	383,568
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)[a,b,e,f]	400,000	295,814
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[b]	1,800,000	1,317,292

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)[a,b,e,f]		$1,200,000	$1,149,000
Societe Generale SA, 4.75% to 5/26/26, 144A (France)[a,b,d,f]		800,000	652,066
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[a,b,d,f],*		800,000	622,000
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,d,f],*		1,960,000	1,740,380
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,f]		2,800,000	2,750,469
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,d,f],*		2,600,000	2,548,453
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,f]		2,150,000	2,126,184
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[a,b,e,f]		600,000	589,686
UBS Group AG, 4.875% to 2/12/27, 144A (Switzerland)[a,b,d,f]		400,000	335,583
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[a,b,e,f]		1,000,000	899,297
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]		3,200,000	3,114,064
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		2,000,000	1,986,928
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,d,f]		3,800,000	3,711,165
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,b,e,f]		2,600,000	2,450,422
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)[a,b,e,f]		1,000,000	1,157,273

			110,311,702

ELECTRIC	3.3%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62[b],*		1,168,000	924,424
Dominion Energy, Inc., 4.35% to 1/15/27, Series Ca,b,*		1,421,000	1,175,878
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b,*		1,360,000	1,215,348
Duke Energy Corp., 4.875% to 9/16/24[a,b],*		970,000	885,125
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[b],*		392,000	314,973
Southern California Edison Co., 5.485% (3 Month US LIBOR + 4.199%), Series E (FRN)[a,c]		1,000,000	925,402
Southern Co., 5.113%, due 8/1/27*		820,000	827,579

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ab,*		$1,772,000	$1,510,045
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bb,*		750,000	674,235

			8,453,009

ELECTRIC—FOREIGN	2.4%
Electricite de France SA, 2.625% to 12/1/27 (France)[a,b,e]		1,000,000	741,695
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)b,*		4,794,000	4,644,044
SSE PLC, 4.00% to 1/21/28 (United Kingdom)[a,b,e]		700,000	635,641

			6,021,380

FINANCIAL	5.7%
CREDIT CARD	0.4%
American Express Co., 3.55% to 9/15/26a,b,*		651,000	531,288
Discover Financial Services, 6.125% to 6/23/25, Series Da,b,*		500,000	501,200

			1,032,488

DIVERSIFIED FINANCIAL SERVICES	1.2%
Aircastle Ltd., 5.25% to 6/15/26, 144Aa,b,d,*		620,000	514,804
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,d,*		878,000	760,563
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,d,*		1,075,000	895,473
ILFC E-Capital Trust I, 4.85% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN) (TruPS)[c,d]		1,204,000	881,941

			3,052,781

DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.6%
Julius Baer Group Ltd., 6.875% to 6/9/2027 (Switzerland)[a,b,e,f]		1,600,000	1,538,000

INVESTMENT BANKER/BROKER	3.2%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Ha,b,*		1,313,000	1,012,323
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b,*		4,165,000	3,535,710
Charles Schwab Corp./The, 5.00% to 6/1/27a,b,*		1,202,000	1,080,513
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b,*		2,518,000	2,499,115

			8,127,661

LEASING—FOREIGN	0.3%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)[b,d],*		700,000	644,520

TOTAL FINANCIAL			14,395,450

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
FOOD	0.9%
Land O’ Lakes, Inc., 7.00%, 144Aa,d,*		$1,100,000	$1,040,298
Land O’ Lakes, Inc., 7.25%, 144Aa,d		1,190,000	1,136,325

			2,176,623

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.159% (3 Month US LIBOR + 3.33%), Series D (FRN)[a,c],*		786,000	691,641

INSURANCE	14.2%
FINANCE	0.4%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Ab,d		1,148,000	917,522

LIFE/HEALTH INSURANCE	4.4%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Ba,b,*		1,850,000	1,743,096
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[d],*		1,323,000	1,429,327
MetLife, Inc., 9.25%, due 4/8/38, 144Ad,*		3,109,000	3,660,585
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,b,d,*		1,730,000	1,396,975
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,b,d		1,466,000	1,213,118
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b],*		1,000,000	939,615
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		855,000	808,937

			11,191,653

LIFE/HEALTH INSURANCE—FOREIGN	3.8%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,d],*		2,793,000	2,775,122
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,b,e]		1,220,000	1,199,687
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,e]		1,351,000	1,366,847
Kyobo Life Insurance Co., Ltd., 5.90% to 6/15/27, 144A (South Korea)[a,b,d]		1,000,000	999,330
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)[b,e]		1,200,000	1,169,019
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,b,e,f]		400,000	370,138

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[a,b,e,f]		$1,200,000	$1,000,452
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[a,b,e,f]		600,000	686,239

			9,566,834

MULTI-LINE	0.4%
Hartford Financial Services Group, Inc./The, 3.536% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)c,d,*		1,400,000	1,108,472

MULTI-LINE—FOREIGN	0.7%
AXA SA, 6.379% to 12/14/36, 144A (France)a,b,d,*		1,300,000	1,483,790
AXA SA, 8.60%, due 12/15/30 (France)*		325,000	381,656

			1,865,446

PROPERTY CASUALTY	2.4%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48b,*		1,805,000	1,766,924
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42b,*		1,390,000	1,138,483
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40b,*		1,770,000	1,614,634
Markel Corp., 6.00% to 6/1/25[a,b]		1,545,000	1,525,687

			6,045,728

PROPERTY CASUALTY—FOREIGN	1.2%
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[a,b,e,f]		400,000	396,793
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,e]		1,000,000	845,000
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)a,b,d,*		1,800,000	1,755,000

			2,996,793

REINSURANCE	0.9%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40b,*		545,000	460,122
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,d,*		2,086,000	1,678,336

			2,138,458

TOTAL INSURANCE			35,830,906

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.6%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		$2,125,000	$1,595,560

OIL & GAS—FOREIGN	2.3%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)a,b,*		1,470,000	1,387,680
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)a,b,*		5,112,000	4,466,716

			5,854,396

PIPELINES	1.3%
Energy Transfer LP, 6.50% to 11/15/26, Series Ha,b,*		1,400,000	1,240,985
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b,*		2,347,000	2,019,949

			3,260,934

PIPELINES—FOREIGN	5.9%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)b,*		3,400,000	3,117,188
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)b,*		1,724,000	1,597,386
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)b,*		1,970,000	1,755,266
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)b,*		3,007,000	2,688,796
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)b,*		1,348,000	1,224,995
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)b,*		4,807,000	4,578,667

			14,962,298

REAL ESTATE—RETAIL—FOREIGN	1.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)b,d,*		2,500,000	2,230,475
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)b,d,*		2,500,000	2,064,221

			4,294,696

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

		Principal Amount	Value
UTILITIES	4.6%
ELECTRIC	3.5%
Edison International, 5.00% to 12/15/26, Series Ba,b,*		$2,601,000	$2,075,937
Edison International, 5.375% to 3/15/26, Series Aa,b,*		2,320,000	1,890,800
Sempra Energy, 4.125% to 1/1/27, due 4/1/52b,*		1,790,000	1,439,098
Sempra Energy, 4.875% to 10/15/25[a,b]		3,770,000	3,477,753

			8,883,588

ELECTRIC—FOREIGN	0.9%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)b,*		2,524,000	2,105,827

GAS—DISTRIBUTION	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31*		610,000	543,900

TOTAL UTILITIES			11,533,315

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$336,525,733)			307,073,824

		Shares
SHORT-TERM INVESTMENTS	5.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.04%[g]		14,436,824	14,436,824

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,436,824)			14,436,824

PURCHASED OPTION CONTRACTS (Premiums paid—$270,352)	0.4%		1,079,210

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$412,592,611)	148.7%		375,677,354
WRITTEN OPTION CONTRACTS (Premiums received—$146,014)	(0.3)		(720,151)
LIABILITIES IN EXCESS OF OTHER ASSETS	(48.4)		(122,306,905)

NET ASSETS (Equivalent to $21.01 per share based on 12,026,622 shares of common stock outstanding)	100.0%		$252,650,298

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Over-the-Counter Option Contracts

Purchased Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[h]	Premiums Paid	Value
Option to receive USD-SOFR-OIS Annually, Pay 2.00% Annually, maturing 8/29/32	Goldman Sachs International	2.00%	8/25/22	$15,053,000	$270,352	$1,079,210

Written Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[h]	Premiums Received	Value
Option to pay USD-SOFR-OIS Annually, Receive 2.30% Annually, maturing 8/29/32	Goldman Sachs International	2.30%	8/25/22	$(15,053,000)	$(146,014)	$(720,151)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)[i]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$30,000,000	0.548%	Monthly	1.324%	Monthly	9/15/25	$2,195,502	$—	$2,195,502
39,000,000	1.181	Monthly	1.324%	Monthly	9/15/26	2,647,508	—	2,647,508
40,000,000	0.930	Monthly	1.324%	Monthly	9/15/27	3,780,982	—	3,780,982

						$8,623,992	$—	$8,623,992

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the six months ended June 30, 2022.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	2,974,599	USD	2,354,374	7/5/22	$43,468
Brown Brothers Harriman	EUR	233,989	USD	245,970	7/5/22	762
Brown Brothers Harriman	EUR	2,283,090	USD	2,453,694	7/5/22	61,130
Brown Brothers Harriman	EUR	11,963,014	USD	12,856,950	7/5/22	320,310
Brown Brothers Harriman	GBP	331,672	USD	401,341	7/5/22	(2,403)
Brown Brothers Harriman	GBP	2,505,110	USD	3,073,595	7/5/22	24,124
Brown Brothers Harriman	GBP	784,428	USD	981,626	7/5/22	26,742
Brown Brothers Harriman	GBP	4,038,039	USD	5,096,248	7/5/22	180,741
Brown Brothers Harriman	USD	2,306,212	CAD	2,974,599	7/5/22	4,694
Brown Brothers Harriman	USD	1,176,502	EUR	1,097,346	7/5/22	(26,538)
Brown Brothers Harriman	USD	1,082,177	EUR	1,027,399	7/5/22	(5,514)
Brown Brothers Harriman	USD	145,060	EUR	137,400	7/5/22	(1,072)
Brown Brothers Harriman	USD	98,366	EUR	94,138	7/5/22	286
Brown Brothers Harriman	USD	105,288	EUR	100,902	7/5/22	452
Brown Brothers Harriman	USD	284,937	EUR	273,423	7/5/22	1,597
Brown Brothers Harriman	USD	550,564	EUR	527,628	7/5/22	2,364
Brown Brothers Harriman	USD	931,962	EUR	891,739	7/5/22	2,536
Brown Brothers Harriman	USD	2,183,161	EUR	2,088,050	7/5/22	5,011
Brown Brothers Harriman	USD	8,617,494	EUR	8,242,068	7/5/22	19,781
Brown Brothers Harriman	USD	727,932	GBP	597,773	7/5/22	(263)
Brown Brothers Harriman	USD	8,574,962	GBP	7,061,476	7/5/22	20,974
Brown Brothers Harriman	EUR	8,160,979	USD	8,547,728	8/2/22	(20,288)
Brown Brothers Harriman	EUR	2,057,830	USD	2,155,351	8/2/22	(5,116)
Brown Brothers Harriman	GBP	7,046,208	USD	8,559,733	8/2/22	(21,746)
Brown Brothers Harriman	GBP	200,000	USD	246,170	8/2/22	2,592
Brown Brothers Harriman	CAD	2,880,602	USD	2,233,163	8/3/22	(4,639)
						$629,985

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $171,439,284 in aggregate has been pledged as collateral.
†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Variable rate. Rate shown is in effect at June 30, 2022.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $81,099,943 which represents 32.1% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $42,266,910 which represents 16.7% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $107,379,074 which represents 42.5% of the net assets of the Fund (28.1% of the managed assets of the Fund).

[g]	Rate quoted represents the annualized seven-day yield.
[h]	Represents the notional amount of the underlying swap contract.
[i]	Based on 1-Month LIBOR. Represents rates in effect at June 30, 2022.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2022 (Unaudited)

Country Summary	% of Managed Assets
United States	50.1
United Kingdom	11.3
Canada	8.0
Switzerland	6.1
France	6.0
Australia	1.9
Italy	1.9
Germany	1.6
Netherlands	1.5
Japan	1.4
Spain	1.2
Ireland	1.1
Hong Kong	0.6
Sweden	0.5
Other (includes short-term investments)	6.8

100.0

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$412,592,611)	$375,677,354
Cash	208,622
Cash collateral pledged for interest rate swap contracts	3,086,154
Foreign currency, at value (Identified cost—$492,084)	489,125
Receivable for:
Dividends and interest	3,954,362
Investment securities sold	837,997
Unrealized appreciation on forward foreign currency exchange contracts	717,564
Other assets	26,404

Total Assets	384,997,582

LIABILITIES:
Written option contracts, at value (Premiums received—$146,014)	720,151
Unrealized depreciation on forward foreign currency exchange contracts	87,579
Payable for:
Revolving credit agreement	129,000,000
Investment securities purchased	884,925
Variation margin on interest rate swap contracts	683,749
Cash collateral received for over-the-counter option contracts	260,000
Interest expense	241,032
Investment management fees	225,470
Dividends and distributions declared	29,691
Administration fees	19,326
Directors’ fees	262
Other liabilities	195,099

Total Liabilities	132,347,284

NET ASSETS	$252,650,298

NET ASSETS consist of:
Paid-in capital	$287,512,110
Total distributable earnings/(accumulated loss)	(34,861,812)

$252,650,298

NET ASSET VALUE PER SHARE:
($252,650,298 ÷ 12,026,622 shares outstanding)	$21.01

MARKET PRICE PER SHARE	$20.37

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(3.05)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Interest income	$8,169,654
Dividend income (net of $4,252 of foreign withholding tax)	2,412,146

Total Investment Income	10,581,800

Expenses:
Investment management fees	1,434,753
Interest expense	913,578
Administration fees	160,977
Shareholder reporting expenses	93,518
Professional fees	53,653
Transfer agent fees and expenses	9,525
Custodian fees and expenses	7,910
Directors’ fees and expenses	5,268
Miscellaneous	8,168

Total Expenses	2,687,350

Net Investment Income (Loss)	7,894,450

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(7,824,851)
Written option contracts	(225,883)
Interest rate swap contracts	(308,312)
Forward foreign currency exchange contracts	1,051,215
Foreign currency transactions	(36,304)

Net realized gain (loss)	(7,344,135)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(58,239,583)
Written option contracts	(630,329)
Interest rate swap contracts	7,193,662
Forward foreign currency exchange contracts	926,418
Foreign currency translations	(4,509)

Net change in unrealized appreciation (depreciation)	(50,754,341)

Net Realized and Unrealized Gain (Loss)	(58,098,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(50,204,026)

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$7,894,450	$16,818,391
Net realized gain (loss)	(7,344,135)	13,592,576
Net change in unrealized appreciation (depreciation)	(50,754,341)	(11,028,786)

Net increase (decrease) in net assets resulting from operations	(50,204,026)	19,382,181

Distributions to Shareholders	(9,741,583)	(29,256,701)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	76,848	215,357

Total increase (decrease) in net assets	(59,868,761)	(9,659,163)
Net Assets:
Beginning of period	312,519,059	322,178,222

End of period	$252,650,298	$312,519,059

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2022 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(50,204,026)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(118,082,401)
Proceeds from sales and maturities of long-term investments	124,432,061
Net purchases, sales and maturities of short-term investments	(6,542,793)
Net amortization of premium on investments in securities	1,066,718
Net increase in dividends and interest receivable and other assets	(84,504)
Net increase in interest expense payable, accrued expenses and other liabilities	119,170
Net increase in payable for variation margin on interest rate swap contracts	615,819
Net decrease in premiums received from written option contracts	(3,477)
Net change in unrealized depreciation on written option contracts	630,329
Net change in unrealized depreciation on investments in securities	58,239,583
Net change in unrealized appreciation on forward foreign currency exchange contracts	(926,418)
Net realized loss on investments in securities	7,824,851

Cash provided by operating activities	17,084,912

Cash Flows from Financing Activities:
Dividends and distributions paid	(16,247,629)

Increase (decrease) in cash and restricted cash	837,283
Cash and restricted cash at beginning of period (including foreign currency)	2,946,618

Cash and restricted cash at end of period (including foreign currency)	$3,783,901

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2022, interest paid was $772,946.

For the six months ended June 30, 2022, reinvestment of dividends was $76,848.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2022 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$208,622
Restricted cash	3,086,154
Foreign currency	489,125

Total cash and restricted cash shown on the Statement of Cash Flows	$3,783,901

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Per Share Operating Data:		2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.99	$26.81	$27.33	$23.85	$27.79	$25.95

Income (loss) from investment operations:

Net investment income (loss)[a]	0.66	1.40	1.51	1.48	1.50	1.69
Net realized and unrealized gain (loss)	(4.83)	0.21	(0.06)	4.06	(3.38)	2.32

Total from investment operations	(4.17)	1.61	1.45	5.54	(1.88)	4.01

Less dividends and distributions to shareholders from:

Net investment income	(0.81)	(1.39)	(1.43)	(1.59)	(1.61)	(1.71)
Net realized gain	—	(1.04)	(0.31)	(0.47)	(0.38)	(0.46)
Tax return of capital	—	—	(0.23)	—	(0.07)	—

Total dividends and distributions to shareholders	(0.81)	(2.43)	(1.97)	(2.06)	(2.06)	(2.17)

Anti-dilutive effect from the issuance of reinvested shares	—	0.00 [b]	0.00 [b]	0.00 [b]	—	—

Net increase (decrease) in net asset value	(4.98)	(0.82)	(0.52)	3.48	(3.94)	1.84

Net asset value, end of period	$21.01	$25.99	$26.81	$27.33	$23.85	$27.79

Market value, end of period	$20.37	$26.80	$28.10	$31.52	$23.77	$28.24

Total net asset value return[c]	–16.18%[d]	5.96%	6.03%	23.59%	–7.02%	15.87%

Total market value return[c]	–21.19%[d]	4.24%	–3.64%	43.01%	–8.81%	16.85%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2022	For the Year Ended December 31,
Ratios/Supplemental Data:		2021	2020	2019	2018	2017
Net assets, end of period (in millions)	$252.7	$312.5	$322.2	$328.2	$286.3	$333.4

Ratios to average daily net assets:

Expenses	1.91%[e]	1.59%	1.80%	2.48%	2.40%	1.95%

Expenses (excluding interest expense)	1.26%[e]	1.22%	1.23%	1.21%	1.22%	1.19%

Net investment income (loss)	5.60%[e]	5.22%	6.02%	5.69%	5.74%	6.14%

Ratio of expenses to average daily managed assets[f]	1.31%[e]	1.13%	1.26%	1.75%	1.70%	1.40%

Portfolio turnover rate	30%[d]	57%	65%	67%	56%	42%

Revolving Credit Agreement

Asset coverage ratio for revolving credit agreement	296%	342%	350%	354%	322%	358%

Asset coverage per $1,000 for revolving credit agreement	$2,959	$3,423	$3,498	$3,544	$3,219	$3,584

Amount of loan outstanding (in millions)	$129.0	$129.0	$129.0	$129.0	$129.0	$129.0

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Annualized.
[f]	Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—$25 Par Value	$53,087,496	$—	$—	$53,087,496
Preferred Securities—Capital Securities	—	307,073,824	—	307,073,824
Short-Term Investments	—	14,436,824	—	14,436,824
Purchased Option Contracts	—	1,079,210	—	1,079,210

Total Investments in Securities[a]	$53,087,496	$322,589,858	$—	$375,677,354

Interest Rate Swap Contracts	$—	$8,623,992	$—	$8,623,992
Forward Foreign Currency Exchange Contracts	—	717,564	—	717,564

Total Derivative Assets[a]	$—	$9,341,556	$—	$9,341,556

Written Option Contracts	$—	$(720,151)	$—	$(720,151)
Forward Foreign Currency Exchange Contracts	—	(87,579)	—	(87,579)

Total Derivative Liabilities[a]	$—	$(807,730)	$—	$(807,730)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2022, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2022, the Fund’s fiscal year end.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to June 30, 2022: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/12/22	7/13/22	7/29/22	$0.135
8/16/22	8/17/22	8/31/22	$0.135
9/13/22	9/14/22	9/30/22	$0.135

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2022, the Fund incurred $122,979 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,233 for the six months ended June 30, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2022, totaled $118,764,926 and $124,314,614, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2022 and the effect of derivatives held during the six months ended June 30, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$717,564	Unrealized depreciation	$87,579

Interest Rate Risk:
Interest Rate Swap Contracts[a]	—	—	Payable for variation margin on interest rate swap contracts	8,623,992	[b]
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	1,079,210	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	720,151

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(27,833)	$—
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	1,051,215	926,418

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	(308,312)	7,193,662
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	451,099	855,023
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(225,883)	(630,329)

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest Rate Risk:
Purchased Option Contracts[a]	$1,079,210	$—
Written Option Contracts	—	720,151

[a]	Purchased option contracts are included in investments in securities, at value on the Statement of Assets & Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2022:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Asset[b]
Goldman Sachs International	$1,079,210	$(720,151)	$(260,000)	$99,059

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$720,151	$(720,151)	$—	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2022:

	Purchased Option Contracts[a]	Written Option Contracts[a]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$16,549,643	$16,549,643	$23,396,551

[a]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$412,592,611

Gross unrealized appreciation on investments	$11,585,921
Gross unrealized depreciation on investments	(39,826,060)

Net unrealized appreciation (depreciation) on investments	$(28,240,139)

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2022, the Fund issued 2,970 shares of common stock at $76,848 for the reinvestment of dividends. During the year ended December 31, 2021, the Fund issued 7,743 shares of common stock at $215,357 for the reinvestment of dividends.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 7, 2021, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2022 through December 31, 2022.

During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a London Interbank Offered Rate (LIBOR)-based rate through June 28, 2022 and a Secured Overnight Financing Rate (SOFR)-based rate effective June 29, 2022 pursuant to an amendment to the credit agreement. The Fund also pays a fee of 0.15% per annum on any unutilized portion of the credit agreement through June 28, 2022, and effective June 29, 2022, a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $129,000,000. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 30 days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2022, the Fund had outstanding borrowings of $129,000,000 at a current rate of 2.6%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2022, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 1.4%

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund maybe forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below Investment Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The extent and duration of the military action, sanctions imposed and other punitive actions taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission (SEC)’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to recently adopted Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the LIBOR, to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the SOFR for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2022. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

Joseph M. Harvey	9,051,569	206,151
Gerald J. Maginnis	9,053,041	204,679
Daphne L. Richards	9,052,694	205,025

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

The following information in this semi-annual shareholder report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Benchmark Change

On December 7, 2021, the Board of Directors of the Fund approved a change to the Fund’s blended benchmark (currently consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 20% Bloomberg Developed Market USD Contingent Capital Index) to a blended benchmark consisting of 55% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index. This change was effective after the close of business on March 31, 2022.

Addition to Portfolio Management Team

Effective April 29, 2022, Mr. Jerry Dorost was added as a portfolio manager of the Fund. Mr. Dorost joined the investment advisor in 2010 and currently serves as Senior Vice President of the investment advisor.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 7, 2022 and at meetings of the full Board of Directors held on March 15, 2022 and June 14, 2022. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 14, 2022. At the meeting of the full Board of Directors on June 14, 2022, the Management Agreement was unanimously continued for a term ending June 30, 2023 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors,

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant linked blended benchmark. The Board of Directors considered that the Fund underperformed the Peer Group median for the one-, three-, five- and ten-year periods ended March 31, 2022, ranking the Fund in the fifth, fourth, fourth and third quintiles, respectively. The Board of Directors also noted that the Fund outperformed the relevant benchmark and the relevant linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2022. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels represented the Peer Group medians, ranking the Fund in the third quintile for each. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed asset level represented the Peer Group median and at common asset level was lower than the Peer Group median, ranking the Fund in the third and second quintiles, respectively. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed asset level was lower than the Peer Group median and at common asset level represented the Peer Group median, ranking in the second and third quintiles, respectively. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Select Preferred

and Income

Fund (PSF)

Semiannual Report June 30, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

PSFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of September 7, 2022, is set forth below.

William F. Scapell • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

Elaine Zaharis-Nikas • Vice President • Portfolio manager since 2012	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2005.

Jerry Dorost • Vice President • Portfolio manager since April 2022	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

C&S utilizes a team-based approach in managing the registrant. Effective April 29, 2022, Jerry Dorost was added as portfolio manager of the Fund. William Scapell and Elaine Zaharis-Nikas continue to serve as portfolio managers of the Fund. Mr. Scapell, Ms. Zaharis-Nikas and Mr. Dorost direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.

Each portfolio manager listed above manage other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of June 30, 2022, the number of other accounts the portfolio managers managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	13	$23,091,632,318

• Other pooled investment vehicles	17	$3,057,143,717

• Other accounts	23	$3,242,909,436

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	11	$20,131,078,730

• Other pooled investment vehicles	16	$3,606,845,713

• Other accounts	21	$3,067,500,264

Jerry Dorost	Number of accounts	Total assets

• Registered investment companies	9	$16,674,463,450

• Other pooled investment vehicles	16	$3,026,986,479

• Other accounts	21	$2,618,365,069

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of June 30, 2022:

Dollar Range of Securities Owned
William F. Scapell	$10,001-$50,000
Elaine Zaharis-Nikas	$10,001-$50,000
Jerry Dorost	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. The registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the Morningstar U.S. All Taxable Ex-Foreign Equity Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the registrant’s investment advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2021.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2021.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b)  under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	September 7, 2022